NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Amundi Multi Sector Bond Fund

Supplement dated April 1, 2025
to the Summary Prospectus dated April 29, 2024

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on December 11, 2024, the Board approved an amendment to the subadvisory agreement with Victory Capital Management Inc. (“Victory Capital”) for the NVIT Amundi Multi Sector Bond Fund, a series of the Trust (the “Fund”). The Board approved this agreement because Amundi Asset Management US, Inc. (“Amundi”), the subadviser to the Fund, was acquired by Victory Capital (the “Transaction”). Upon the closing of the Transaction, a change in control of Amundi occurred that caused Amundi’s subadvisory agreement with the Trust to terminate. No changes to the Fund’s portfolio management team occurred as a result of the Transaction.

2.	Effective immediately, the Summary Prospectus is amended as follows:

a.	The information under the heading “Portfolio Management – Subadviser” on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Victory Capital Management Inc. ("Victory Capital")

b.	The table under the heading “Portfolio Management – Portfolio Managers” on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Jonathan M. Duensing, CFA	Head of Fixed Income, US and Senior Portfolio Manager	Since 2019
Kenneth J. Monaghan	Managing Director, Co-Director of Global High Yield, Portfolio Manager	Since 2019
Jeffrey C. Galloway, CFA	Senior Vice President, Senior Credit Analyst, and Portfolio Manager	Since 2023

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